UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08822

CAPITAL MANAGEMENT INVESTMENT TRUST

(Exact name of registrant as specified in charter)

140 Broadway, New York, New York, 10005
(Address of principal executive offices) (Zip code)

CT Corporation System
115 Federal Street
Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 626 3863 Date of fiscal year end: November 30 Date of reporting period: May 31, 2021

Item 1. Report to Stockholders.

Wellington Shields All-Cap Fund

Institutional Shares (WSACX)

For Investors Seeking Capital Appreciation

SEMI-ANNUAL REPORT
May 31, 2021

Wellington Shields All-Cap Fund Semi-Annual Report May 2021 (UNAUDITED)

The Wellington Shields All-Cap Fund Institutional Shares (the “Fund”) had a total return of 14.75% for the six months period ending May 31, 2021, compared with returns of 16.88% for the Russell 1000® Index*, 16.95% for the S&P 500® Total Return Index* (“S&P 500”) and 17.64% for the Dow Jones Industrial Average Index* for the same period.

The All-Cap Fund performance was negatively impacted by declines in Draft Kings Inc., Grayscale Bitcoin Trust, and Tesla Inc., while First Republic Bank, Blackstone Group Inc., and SVB Financial Group were positive contributors to the portfolio performance.

Equities continued their ascent to all-time highs in the first half of 2021 buoyed by increasing vaccination rates and $1.9 trillion of additional fiscal spending signed into law on March 11, 2021. The V-shaped economic recovery continued as manufacturing revived to meet surging demand at a time inventories were depressed by plant closures and consequent supply shortages. The housing market remains undersupplied with builders struggling to keep up with demand.

Consumers unable to spend on services such as restaurants and travel, and flush with stimulus payments, spent on durables and invested in homes. This spending colluded with supply chain bottlenecks, particularly in semiconductors which permeate through all manner of end markets, to drive inflation readings higher. The risk to the equity market is the reaction function of the Federal Reserve, and whether it continues to view current inflationary pressures as transitory, or whether they see the need to raise interest rates to combat a pernicious threat of long-term inflation with consequent negative effects on equity price earnings multiples.

We believe the Fed is more focused on the labor market where there are still 7 million fewer Americans employed than prior to the pandemic. In spite of currently high inflation readings, the Fed appears to prefer the risk of remaining accommodative. Supporting this view is the fact that inflation has undershot the Fed's target rate for years prior to the pandemic, and they will likely tolerate above target readings until the labor market normalizes. Some inflationary readings are certainly temporary, either reflecting base effects from depressed levels last year (think hotel and airline prices), or temporary supply shortages such as auto prices squeezed by manufacturing bottlenecks unlikely to persist longer term.

Even with further fiscal spending being debated by Congress, spending will contract from the extraordinary $2.2 trillion CARES Act of March 2020 and the $1.9 trillion American Rescue Plan of this year. The Fed likely does not want to tighten monetary policy in the face of future fiscal contraction, but for an inflation spiral like the 1970's to take hold, wages would need to persistently increase. Given technologically-driven productivity enhancements, a far less unionized labor force, and a cohort of younger cheaper workers replacing retiring workers, the chances of a widespread upward wage spiral are limited.

During the first half of the year, under the surface of the rising market was a pronounced rotation in sector and industry group performance. During 2020, low interest rates and economic growth worries drove money into secular growth stocks driving up earnings multiples of technology and communications companies. In the first quarter of 2021, money flowed from high multiple stocks into areas poised to benefit from a reopening and higher interest rates, namely material, energy, and financial stocks. Indeed, the three best performing stocks held by the Fund in the first half of the year were financials: two banks and an asset manager.

At present, on a daily basis, market preferences oscillate between secular growth and cyclical recovery stocks. While strong performance from inflation beneficiaries suggest inflationary risks are rising, we find it remarkable that the bond market tells a different story with the yield on ten year treasuries declining for the first two and a half months of the second quarter to its present level under 1.5% . A barbell approach of owning secular growth companies, inflation beneficiaries, and cyclical companies, is prudent.

In the U.S. and around the globe, new policies aimed at reducing carbon emissions are driving investment in energy alternatives such as hydrogen, wind, and solar. Institutional investors are echoing these political actions and allocating funds based on Environmental Social Governance

2021 Semi-Annual Report 1

(ESG) standards as their clients demand ESG accountability. Corporations are accepting the mantle of change with increasing numbers of public companies adopting ESG policies and focusing on carbon emission reduction. In a shift this profound lies opportunities for innovation and growth.

Going forward, politics will continue to exert influence on markets. Currently, additional fiscal spending of $1 trillion to $2 trillion is being debated by Congress and five bipartisan bills have been introduced to limit the growing power of large technology companies. Government spending will have to be paid for and taxes will go up but the timing and composition of tax hikes are unknown at this time. With equity valuations at lofty levels, continued equity appreciation will largely depend on earnings growth. At the moment, companies continue to largely surprise on the upside and analysts continue to increase their outlooks.

Sincerely,

W. Jameson McFadden
President
Capital Management Associates, Inc.

* The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® Index is a subset of the Russell 3000® Index. It represents the top companies by market capitalization. The S&P 500® Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. The Dow Jones Industrial Average Index, compiled by Dow Jones, gauges the performance of the industrial component of U.S. stock markets. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index. The Fund may or may not purchase the types of securities represented by the S&P 500® Total Return Index, Russell 1000® Index or the Dow Jones Industrial Average Index.

Investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in equity securities. Investment in the Fund is also subject to, among other things, large-cap securities risk, mid-cap securities risk, small-cap securities risk, derivative instruments risk and short sales risk. More information about these risks and other risks can be found in the Fund’s prospectus.

Statements in this Semi-Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences in addition to the other factors noted with such forward-looking statements include general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

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WELLINGTON SHIELDS ALL-CAP FUND (Unaudited)

PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RATE OF RETURN (%) FOR THE PERIODS ENDED MAY 31, 2021.

	1 Year	5 Year	10 Year
Wellington Shields All-Cap Fund – Institutional Shares	32.50%	12.20%	10.54%
Russell 1000® Index	42.66%	17.46%	14.41%
S&P 500® Total Return Index	40.32%	17.16%	14.38%

The performance information quoted in this semi-annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-888-626-3863. The Fund’s Distributor is Wellington Shields & Co.,LLC and the Fund’s Sub-Distributor is Arbor Court Capital, LLC.

The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® Index is a subset of the Russell 3000® Index. It represents the top companies by market capitalization. The S&P 500® Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund that commonly compares its performance to the the Russell 1000® Index and S&P 500® Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Wellington Shields All-Cap Fund -Institutional Shares, which will not invest in certain securities comprising these indices.

2021 Semi-Annual Report 3

WELLINGTON SHIELDS ALL-CAP FUND (Unaudited)

Disclosure of Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent and IRA accounts will be charged an $8.00 annual maintenance fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2020 through May 31, 2021.

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as IRA maintenance fees described above and expenses of any underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs and expenses of underlying funds were included, your cost could have been higher.

Institutional Shares

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2020
	December 1, 2020	May 31, 2021	to May 31, 2021

Actual	$1,000.00	$1,147.47	$8.03

Hypothetical	$1,000.00	$1,017.45	$7.54
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50% for the Institutional Shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

Total Annual Fund Operating Expense Ratio

The Total Annual Fund Operating Expense Ratio as stated in the Fund’s current prospectus dated March 29, 2021 were as follows: Gross 1.55%, Net 1.55%.

The Total Annual Fund Operating Expense Ratio reported above may not correlate to the expense ratio in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds, and (b) the gross expense ratio may fluctuate due to changes in net assets and actual expenses incurred during the reported period, and (c) the availability of the Fund to recoup previously waived fees as described in Note 4.

2021 Semi-Annual Report 4

Wellington Shields All-Cap Fund

		Schedule of Investments
		May 31, 2021 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Air Freight & Logistics
9,800	XPO Logistics, Inc. *	$1,439,914	2.53%
Banks
8,000	First Republic Bank	1,531,520	2.70%
Capital Markets
2,500	Blackrock Inc.	2,192,600
18,900	The Blackstone Group Inc. - Class A	1,751,463
		3,944,063	6.94%
Chemicals
4,000	Linde PLC (United Kingdom)	1,202,400
5,550	The Sherwin-Williams Company	1,573,592
		2,775,992	4.89%
Crude Petroleum & Natural Gas
8,000	Pioneer Natural Resources Company	1,217,520	2.14%
Electronic Computers
8,000	Apple Inc.	996,880	1.75%
Entertainment
5,000	Activision Blizzard, Inc.	486,250
3,400	Electronic Arts, Inc. *	485,962
2,200	Take-Two Interactive Software, Inc. *	408,232
		1,380,444	2.43%
Fabricated Plate Work (Boiler Shops)
6,500	Chart Industries, Inc. *	948,610	1.67%
Farm Machinery & Equipment
4,300	Deere & Company	1,552,730	2.73%
Health Care Equipment & Supplies
11,400	Edwards Lifesciences Corporation *	1,093,260	1.92%
Household Durables
16,000	D.R. Horton, Inc.	1,524,640	2.68%
Industrial Conglomerates
7,000	Honeywell International Inc.	1,616,370	2.85%
Interactive Media & Services
4,400	Facebook, Inc. - Class A *	1,446,412	2.55%
Internet & Direct Marketing Retail
850	Alphabet, Inc. - Class A *	2,003,322
92	Alphabet, Inc. - Class C *	221,863
630	Amazon.com, Inc. *	2,030,534
		4,255,719	7.49%
IT Services
2,300	Accenture Plc - Class A (United Kingdom)	648,968
3,750	Mastercard Incorporated	1,352,175
850	Shopify Inc. - Class A * (Canada)	1,056,440
		3,057,583	5.38%
Life Sciences Tools & Services
3,600	Thermo Fisher Scientific Inc.	1,690,200	2.98%
Machinery
3,000	Cummins Inc.	771,840	1.36%
Metal Mining
40,000	Freeport-McMoRan Inc.	1,708,800	3.01%
Metals & Mining
25,500	Wheaton Precious Metals Corp. (Canada)	1,224,510	2.16%
Motor Vehicles & Passenger Car Bodies
1,400	Tesla, Inc. *	875,308	1.54%
Multiline Retail
8,000	Target Corporation	1,815,360	3.20%
Natural Gas Transmission
60,000	Kinder Morgan, Inc.	1,100,400	1.94%

* Non-Income Producing Securities.

The accompanying notes are an integral part of these financial statements.

2021 Semi-Annual Report 5

Wellington Shields All-Cap Fund

		Schedule of Investments
		May 31, 2021 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Security Brokers, Dealers & Flotation Companies
15,000	Morgan Stanley & Co.	$1,364,250	2.40%
Semiconductors & Related Devices
1,700	SolarEdge Technologies, Inc. *	438,617	0.77%
Semiconductors & Semiconductor Equipment
8,000	Microchip Technology Incorporated	1,255,600	2.21%
Services - Equipment Rental & Leasing, NEC
4,500	United Rentals, Inc. *	1,502,820	2.65%
Software
5,500	Microsoft Corporation	1,373,240
1,900	ServiceNow, Inc. *	900,372
		2,273,612	4.00%
Specialty Retail
2,000	The Home Depot, Inc.	637,820	1.12%
State Commercial Banks
3,200	SVB Financial Group *	1,865,248	3.28%
Total for Common Stocks (Cost $30,045,580)		47,306,042	83.27%
EXCHANGE TRADED FUNDS
Equity Funds
9,600	iShares® Nasdaq Biotechnology ETF	1,458,720
10,000	The Health Care Select Sector SPDR® Fund	1,236,000
18,500	SPDR® S&P Homebuilders ETF	1,386,945
30,000	U.S. Global Jets ETF	805,500
22,500	VanEck Vectors® Gold Miners ETF	886,950
17,000	VanEck Vectors® Junior Gold Miners ETF	930,070
3,500	VanEck Vectors® Semiconductor ETF	872,165
		7,576,350
Total Exchange Traded Funds (Cost $5,619,502)		7,576,350	13.34%
MONEY MARKET FUNDS
1,971,812	First American Treasury Obligations Fund -
	Class X 0.01% ***	1,971,812
Total Money Market Funds (Cost $1,971,812)		1,971,812	3.47%
Total Investments (Cost $37,636,894)		56,854,204	100.08%
Liabilities in Excess of Other Assets		(45,435)	-0.08%
Net Assets		$56,808,769	100.00%

SCHEDULE OF INVESTMENTS BY SECTOR as of May 31, 2021 (Unaudited)

		% of Net
	Fair Value	Assets
Communication Services	$ 2,826,856	4.98%
Consumer Discretionary	9,108,847	16.03%
Energy	2,317,920	4.08%
Exchange Traded Funds	7,576,350	13.34%
Financials	8,705,081	15.32%
Health Care	2,783,460	4.90%
Industrials	7,832,284	13.79%
Information Technology	8,022,292	14.12%
Materials	5,709,302	10.05%
	$54,882,392	96.61%

* Non-Income Producing Securities.
*** The rate shown represents the 7-day yield at May 31, 2021.

The accompanying notes are an integral part of these financial statements.

2021 Semi-Annual Report 6

Wellington Shields All-Cap Fund

Statement of Assets and Liabilities (Unaudited)
May 31, 2021
Assets:
Investments at Fair Value	$56,854,204
(Cost $37,636,894)
Prepaid Expenses	1,100
Receivables:
Dividends	29,021
Total Assets	56,884,325
Liabilities:
Advisory Fees Payable	57,450
Administration Fees Payable	3,125
Other Accrued Expenses	14,981
Total Liabilities	75,556
Net Assets	$56,808,769
Net Assets Consist of:
Paid In Capital (par value and paid in surplus)	$33,735,683
Total Distributable Earnings	23,073,086
Net Assets	$56,808,769

Institutional Shares
Net Assets	$56,808,769
Institutional Shares Outstanding, $0.01 par value (unlimited shares authorized)	1,973,084
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$28.79

Statement of Operations (Unaudited)
For the six month period ended May 31, 2021

Investment Income:
Dividends (Net of foreign withholding tax of $1,253)	$248,208
Total Investment Income	248,208

Expenses:
Management Fees	265,063
Transfer Agent Fees & Accounting Fees	20,595
Administration Fees	18,554
Legal Fees	12,419
Audit Fees	7,979
Miscellaneous Expense	5,984
Registration Expense	3,014
Custody Fees	3,990
Trustees Fees	3,990
Printing and Postage Expense	1,496
Expenses Before Recoupment	343,084
Expense Recoupment - Net	54,511
Total Expenses	397,595
Net Investment Loss	(149,387)

Net Realized and Unrealized Gain / (Loss) on Investments:
Net Realized Gain on Investments	2,961,456
Net Change In Unrealized Appreciation on Investments	4,500,418
Net Realized and Unrealized Gain on Investments	7,461,874

Net Increase in Net Assets from Operations	$7,312,487

The accompanying notes are an integral part of these financial statements.

2021 Semi-Annual Report 7

Wellington Shields All-Cap Fund

Statements of Changes in Net Assets	(Unaudited)
	Six Months Ended	Year Ended
	5/31/2021	11/30/2020
From Operations:
Net Investment Loss	$(149,387)	$(247,256)
Net Realized Gain on Investments & Options Written	2,961,456	1,446,865
Net Change in Unrealized Appreciation on Investments	4,500,418	5,276,230
Net Increase in Net Assets from Operations	7,312,487	6,475,839
From Distributions to Shareholders:
Institutional Shares	-	(116,834)
Change in Net Assets from Distributions	-	(116,834)
From Capital Share Transactions:
Institutional Shares
Shares Sold	236,813	1,976,180
Reinvested Distributions	-	114,983
Shares Repurchased	(723,000)	(3,209,596)
Net Decrease from Shareholder Activity	(486,187)	(1,118,433)
Net Increase in Net Assets	6,826,300	5,240,572
Net Assets at Beginning of Year	49,982,469	44,741,897
Net Assets at End of Year	$56,808,769	$49,982,469

Share Transactions:
Institutional Shares
Shares Sold	8,852	84,565
Reinvested Distributions	-	4,607
Shares Repurchased	(28,171)	(145,559)
Net Decrease in Shares	(19,319)	(56,387)

The accompanying notes are an integral part of these financial statements.

2021 Semi-Annual Report 8

Wellington Shields All-Cap Fund

Financial Highlights	(Unaudited)
Selected data for a share outstanding	Six Months
throughout each year:	Ended		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	5/31/2021		11/30/2020	11/30/2019		11/30/2018	11/30/2017	11/30/2016
Net Asset Value -
Beginning of Year	$25.09		$21.84	$21.00		$23.59	$22.88	$22.93
Net Investment Loss (a)	(0.08)		(0.12)	(0.03)		(0.12)	(0.09)	(0.08)
Net Gain (Loss) on Investments
(realized and unrealized)	3.78		3.43	2.54		(1.11)	3.91	2.37
Total from Investment Operations	3.70		3.31	2.51		(1.23)	3.82	2.29

Distributions (From Capital Gains)	-		(0.06)	(1.67)		(1.36)	(3.11)	(2.34)
Total Distributions	-		(0.06)	(1.67)		(1.36)	(3.11)	(2.34)
Net Asset Value -
End of Year	$28.79		$25.09	$21.84		$21.00	$23.59	$22.88
Total Return (b)	14.75	% *	15.15%	12.03%		(5.18)%	16.78%	9.96%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$56,809		$49,982	$44,742		$29,303	$21,385	$18,616
Before Waiver/Reimbursement/Recoupment
Ratio of Expenses to Average Net Assets (c)	1.29	% **	1.33%	1.64%		1.60%	1.65%	1.64%
After Waiver/Reimbursement/Recoupment
Ratio of Expenses to Average Net Assets (c)	1.50	% **	1.50%	1.50%		1.49%	1.50%	1.50%
Ratio of Net Investment Loss to Average
Net Assets	(0.56	)% **	(0.55)%	(0.12)%		(0.50)%	(0.37)%	(0.33)%
Portfolio Turnover Rate	28.41	% *	74.46%	88.33	% (d)	74.94%	46.82%	38.89%

* Not Annualized.
** Annualized.
(a) Based on Average Shares Outstanding.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(c) The expense ratios reflect total expenses prior to any waivers, reimbursements and recoupments (gross expense ratios) and after any waivers and reimbursements (net expense ratios).
(d) The calculation of portfolio turnover excluded sales totaling $575,280 which occurred to realign the Fund's portfolio following a fund merger which went effective as of the close of business on November 25, 2019.

The accompanying notes are an integral part of these financial statements.

2021 Semi-Annual Report 9

NOTES TO FINANCIAL STATEMENTS
WELLINGTON SHIELDS ALL-CAP FUND
May 31, 2021
(Unaudited)

1. ORGANIZATION

Wellington Shields All-Cap Fund (the “Fund”) is a diversified series of the Capital Management Investment Trust (the “Trust”), a registered open-end management investment company. The Trust was organized on October 14, 1994 as a Massachusetts business trust and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of May 31, 2021, there is one series authorized by the Trust. Prior to March 29, 2018, the Fund was known as the Capital Management Mid-Cap Fund. The Fund’s investment adviser is Capital Management Associates, Inc. (“CMA” or “Advisor”). The Fund currently offers Institutional shares. The Fund commenced operations on January 27, 1995. The investment objective of the Fund is to seek capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) in the investment company industry. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value, as described in Note 3.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, if any, is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

WRITTEN OPTIONS

The Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains in a segregated account with its custodian or as otherwise required by the rules of the exchange for the underlying security, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

The writing of covered call options is considered to be a conservative investment technique. The Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

DIVIDEND DISTRIBUTIONS

Dividends paid by the Fund derived from net investment income (if any) will generally be paid annually. Distributions from capital gains (if any) are generally declared and distributed annually. The Fund may also make a supplemental distribution subsequent to the end of its fiscal year. Dividends and distributions to shareholders are recorded on the ex-dividend date.

ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported year. Actual results could differ from those estimates.

2021 Semi-Annual Report 10

Notes to Financial Statements (Unaudited) - continued

FEDERAL INCOME TAXES

The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund’s shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. Generally, provisions for income taxes are not included in the financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

As of and during the six month period ended May 31, 2021, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of May 31, 2021, the Fund did not incur any interest or penalties. As required, management has analyzed the Fund’s tax positions taken on Federal income tax returns for all open tax years and expected to be taken during the six month period ended May 31, 2021 and has concluded that no provision for income tax is required in these financial statements.

3. SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities. The Fund’s investment in securities is generally carried at their market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid price, it is generally categorized as a level 2 security. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees and are categorized in level 2 or level 3, when appropriate. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

2021 Semi-Annual Report 11

Notes to Financial Statements (Unaudited) - continued

Money market funds. Shares of money market funds are valued at net asset value provided by the underlying fund and are classified in level 1 of the fair value hierarchy.

Derivatives (including options written). Listed derivatives, including options and options written, that are actively traded, are valued based on quoted prices from the exchange. To the extent these derivatives are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Options held by the Fund, for which no current quotations are readily available and which are not traded on the valuation date, are valued at the mean price. When the mean price is used for valuation or when the derivative is not actively traded, those securities are generally categorized in level 2 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of May 31, 2021:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$47,306,042	$–	$–	$47,306,042
Exchange Traded Funds	7,576,350	–	–	7,576,350
Money Market Funds	1,971,812	–	–	1,971,812
Total	$56,854,204	$–	$–	$56,854,204

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets or liabilities during the six month period ended May 31, 2021.

The Fund did not invest in derivative instruments during the six month period ended May 31, 2021.

4. INVESTMENT ADVISORY AGREEMENT

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with CMA. Under the terms of the Investment Advisory Agreement, the Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Investment Advisory Agreement, the Advisor provides guidance and policy direction in connection with its daily management of the Fund’s assets. The Advisor manages the investment and reinvestment of the Fund’s assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor earns an annual management fee of 1.00% of the Fund’s first $100 million of the Fund’s net assets, 0.90% of the next $150 million, 0.85% of the next $250 million and 0.80% of all assets over $500 million. For the six month period ended May 31, 2021, the Advisor earned management fees totaling $265,063 before the waiver of management fees and reimbursement of expenses described below. As of May 31, 2021, the Fund owed the Advisor $57,450. The Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, Acquired Fund Fees and Expenses and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.50% of the average daily net assets of the Fund through the period ending April 1, 2022 (“Expense Limitation Agreement”). It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreement, as defined in the Investment Company Act of 1940, as amended (“1940 Act”); and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated by the Advisor and the Trust at the end of the then current term upon not less than 90-days’ notice to the other party as set forth in the Expense Limitation Agreement.

The Fund may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement for a period of three years from the date of the actual waiver or expense reimbursement, provided

2021 Semi-Annual Report 12

Notes to Financial Statements (Unaudited) - continued the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund’s assets exceed $10 million; (ii) the Fund’s total annual expense ratio is less than the percentage limit stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis. The Advisor may recoup fees and expenses waived or reimbursed for the Wellington Shields Small-Cap Fund prior to its reorganization into the Fund which was effective as of the close of business November 25, 2019, and fees and expenses waived or reimbursed for the Fund after the reorganization. In accordance with the Expense Limitation Agreement, the below fees may be recouped through the fiscal years identified:

2021	$27,439
2022	$113,640

During the six month period ended May 31, 2021, the Advisor waived fees totaling $0 and recouped fees totaling $54,511. Certain officers and directors of the Advisor are also officers and/or Trustees of the Trust.

5. OTHER TRANSACTIONS WITH AFFILIATES

Distributor

Wellington Shields & Co., LLC (the “Distributor”) is the Fund’s principal underwriter and distributor. The Distributor is also the introducing broker-dealer and is used by the Fund for its investment transactions. For the six month period ended May 31, 2021, there were commissions on investment transactions paid to the Distributor of $3,832. Certain Trustees and officers of the Trust are also officers of the Distributor.

Administrator

Premier Fund Solutions, Inc. (“PFS” or “Administrator”) serves as the Administrator for the Trust pursuant to a written agreement with the Trust. PFS provides day-to-day administrative services to the Fund. For PFS’s services to the Fund, the Fund pays PFS a base fee of $2,500 monthly; an annualized asset-based fee of 0.07% of average daily net assets up to $200 million, with lower fees at higher asset levels; plus reimbursement of out of pocket expenses. For its services, during the six month period ended May 31, 2021, PFS earned $18,554. Certain officers of the Trust are also officers of the Administrator.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six month period ended May 31, 2021, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $14,739,711 and $15,340,178, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7. TAX MATTERS

For Federal income tax purposes, the cost of investments owned at May 31, 2021 was $37,636,894.

At May 31, 2021, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments (including open positions in options written) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$19,476,663	($259,353)	$19,217,310

The tax character of distributions was as follows:

	Six Months Ended	Year ended
	May 31, 2021	November 30, 2020
Ordinary Income:	$ –	$ –
Long-term Capital Gain:	–	116,834
	$ –	$ 116,834

As of November 30, 2020, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Other accumulated gains (losses)	$ (242,529)
Undistributed long-term capital gain (accumulated losses)	1,287,159
Unrealized appreciation (depreciation) - net	14,715,969
Total distributable earnings	$15,760,599

2021 Semi-Annual Report 13

Notes to Financial Statements (Unaudited) - continued

The differences between book basis and tax basis unrealized appreciation were attributable to the tax deferral of losses on wash sales and book/tax differences due to partnerships. As of November 30, 2020, other accumulated losses above were attributable to losses on straddles from options and to the tax deferral of late-year losses, which totaled $237,601.

As of November 30, 2020, the following adjustment was recorded and was primarily attributed to tax adjustments from partnership holdings.

Paid In Capital	($132)
Total Distributable Earnings	$132

8. COVID-19 RISKS

Unexpected local, regional or global events, such as war, acts of terrorism, financial, political or social disruptions, natural, environmental or man-made disasters, the spread of infectious illnesses or other public health issues, and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of an infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

9. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its vendors, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

2021 Semi-Annual Report 14

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2021 Semi-Annual Report 15

ADDITIONAL INFORMATION
May 31, 2021
(UNAUDITED)

1. PROXY VOTING GUIDELINES

A copy of the Trust’s Proxy Voting and Disclosure Policy and Advisor’s Proxy Voting and Disclosure Policy are included as Appendix A to the Fund’s Statement of Additional Information, which are available, without charge, upon request, by calling 1-888-626-3863 and on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund publicly files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Copies of the Fund’s Form N-PORT are also available, without charge, by calling the Fund at 1-888-626-3863.

3. TAX INFORMATION

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year. As of the Fund’s fiscal year ended November 30, 2020, there was a long-term capital gain distribution paid in the amount of $116,834.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For the purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income. Corporate shareholders may exclude up to 70% of qualifying dividends. For the purposes of computing this exclusion, all of the dividends paid by the funds from ordinary income earned during the fiscal year represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information reporting.

The tax information above is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2021 to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their own tax advisors.

2021 Semi-Annual Report 16

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2021 Semi-Annual Report 17

Investment Adviser
Capital Management Associates, Inc.
140 Broadway
New York, NY 10005

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Fund Administrator
Premier Fund Solutions Inc.
1939 Friendship Drive, Suite C
El Cajon, CA 92020

Legal Counsel
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Distributor
Wellington Shields & Co., LLC
140 Broadway
New York, NY 10005

Sub-Distributor
Arbor Court Capital LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

This report is provided for the general information of the shareholders of the Wellington Shields All-Cap Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL MANAGEMENT FUNDS

By: /s/ W. Jameson McFadden
W. Jameson McFadden
Principal Executive Officer and Principal Financial Officer

Date: 8/3/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ W. Jameson McFadden
W. Jameson McFadden
Principal Executive Officer and Principal Financial Officer

Date: 8/3/2021